UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2025

Biostax Corp.

Florida	000-54933	59-3226705
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2431 Aloma Ave., Suite 124, Winter Park, Florida 32792

(Address of principal executive offices)   (Zip Code)

888-391-9355

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BIOX	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 3.01 Notice of Intent to file From 25

On February 19,  2025, Biostax Corp (the "Company") notified the Securities and Exchange Commission (the "SEC") of the Company's intention to voluntarily file a Form 25 (Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934).

The Company intends to file the Form 25 with the SEC on or about February 26, 2025 to effect the voluntary delisting of the Company's common stock from the OTC Pink marketplace and deregistration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

This decision to voluntarily delist and deregister was made by the Company's Board of Directors after careful consideration of the advantages and disadvantages of being a public reporting company. The Company is eligible to deregister its common stock as its assets are substantially below $10 million. As of November 20, 2024, the Company's total assets were approximately $6.669,000 million. The Board has determined that the costs and expenses associated with being a public reporting company outweigh the benefits to the Company and its stockholders at this time.

It is important to note that this action is entirely voluntary and was not requested or demanded by any regulatory body or exchange.

The Company anticipates that its obligation to file periodic reports and other information with the SEC will be suspended upon the effective date of Form 25. The Company intends to file a Form 15 with the SEC on or about February 26, 2025, to suspend its duty to file reports under Sections 13 and 15(d) of the Exchange Act.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly a

Date: February 19, 2025

BIOSTAX CORP

By: Noreen Griffin

Noreen Griffin

Chief Executive Officer

Exhibit No.	Description
99.1	Joint Written Consent of Majority of Shareholders of Biostax Corp (a Florida corporation) in Lieu of Special Meeting
99.2	Press Release dated February 21, 2025

Item 7.01 Regulation FD Disclosure.

On October 6, 2024, the Company issued a press release announcing its intention to voluntarily delist from the OTC Pink marketplace and deregister its common stock. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.2 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit No.

99.1 JOINT WRITTEN CONSENT OF MAJORITY OF SHAREHOLDERS OF BIOSTAX CORP (a Florida corporation) IN LIEU OF SPECIAL MEETING

The undersigned, being the holders of a majority of the record holders of outstanding shares of common stock of Biostax Corp, a Florida corporation as of August 21, 2024 (the "Company"), acting pursuant to Section 607.0704 of the Florida Business Corporation Act, do hereby consent to and adopt the following resolutions:

RESOLVED, that the Company's Board of Directors is hereby authorized and directed to take all necessary actions to effect the voluntary delisting of the Company's common stock from the OTC Pink marketplace and the deregistration of the Company's common stock under the Securities Exchange Act of 1934, as amended, including but not limited to the filing of a Form 25 and a Form 15 with the Securities and Exchange Commission.

RESOLVED FURTHER, that any officer of the Company is hereby authorized and directed to execute and deliver all documents and take all actions as such officer shall deem necessary or appropriate to carry out the intent and purposes of the foregoing resolutions.

IN WITNESS WHEREOF, the undersigned have executed this Joint Written Consent as of August   21, 2024.

Total Shares Represented: 64,006413

Total Outstanding Shares: 83,738,939

Percentage of Outstanding Shares: 76.4%

99.2 Press Release

Biostax Corp Announces Intention to file a Form 25 For Voluntary OTC-Pink Delisting And SEC Deregistration

For Immediate Release*

Orlando Florida – February 21, 2025 ** - Biostax Corp (OTC Pink: BIOX) ("Biostax" or "the Company") today announced its intention to voluntarily delist its common stock from the OTC Pink marketplace. This decision comes as part of a broader restructuring effort and follows a shareholder vote in which 76.4%  of shareholders supported the delisting.

Key Points:

•Biostax Corp intends to file a Form 25 with the Securities and Exchange Commission (SEC) on or about February 19, 2025.

•The delisting is expected to become effective 10 days after the Form 25 filing.

•The Company plans to file a Form 15 concurrently with Form 25 to deregister its common stock under the Securities Exchange Act of 1934.

The decision to delist was approved by a Joint written Consent of the Majority of the Shareholders of Biostax Corp in lieu of a formal shareholder meeting, with 76.4% of shareholders voting in favor of the action. This move is part of the Company's ongoing efforts to streamline operations and reduce costs associated with maintaining a public listing.

Noreen Griffin stated the board believes the current public market valuation does not reflect the underlying potential of our business or our achievements to date and that this is unlikely to change in the short-to-medium term. We believe that we can potentially access a larger quantum of future funding required to accelerate our strategy and therefore we believe that a delisting of our company stock in the best interest for shareholders and for the future of our business as a whole,”

This decision will allow the company to focus on our lead drug candidate JKB-122 where the FDA has granted authorization to proceed in both Autoimmune Hepatitis in newly diagnosed patients and Phase 2 trials for NASH and NAFLD.  The company will be filing for new IND for JKB-122 as an Adjunct Therapy in HIV Treatment in Non-Responder or patients failing therapy to show both Immune Activation and reduction in Chronic Inflammation

Shareholders and investors should note that following the effectiveness of the Form 25 filing, the Company's common stock will no longer be traded on the OTC Pink marketplace. Biostax Corp will provide updates on any further developments related to this process as they occur.

About Biostax Corp

Biostax's mission is to provide affordable, sustainable healthcare solutions that focus on immune restoration and reduction of inflammation - key factors in the pathogenesis of numerous diseases. demonstrated anti-fibrotic, immuno-modulating, and anti-inflammatory activities in preclinical models and improved liver injuries by hepatoprotection property.

The diversity of product pipelines that will provide revenue while reducing risk, our goal is to develop new therapies that provide disease remission by restoring immune balance for patients with autoimmune, inflammatory, and infectious diseases without suppressing their immune system. Restoring homeostasis or balance to the immune system is the first step to a cure by improving patients’ lives in chronic illness caused by immune dysfunction and inflammation. www.biostaxcorp.com

Forward Looking Statement

This press release may contain information about our views of future expectations, plans and prospects that constitute forward-looking statements. All forward-looking statements are based on management’s beliefs, assumptions, and expectations of Immune’s future economic performance, considering the information currently available to it. These statements are not statements of historical fact. Although Immune believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Immune does not undertake any duty to update any statements contained herein (including any forward-looking statements), except as required by law. No assurances can be made that Immune will successfully acquire its acquisition targets. Forward-looking statements are subject to a number of factors, risks, and uncertainties, some of which are not currently known to us, that may cause Immune’s actual results, performance, or financial condition to be materially different from the expectations of future results, performance, or financial position. Actual results may differ materially from the expectations discussed in forward-looking statements. Factors that could cause actual results to differ materially from expectations include general industry considerations, regulatory review and approval of our prospective products, changes in local or national economic conditions and other risks set forth in “Risk Factors” included in our filings with the Securities and Exchange Commission.

Disclaimer

The information provided in this press release is intended for general knowledge only and is not a substitute for professional medical advice or treatment for specific medical conditions. Always seek the advice of your physician or other qualified health care provider with any questions you may have regarding a medical condition. This information is not intended to diagnose, treat, cure, or prevent any disease.

Biostax Contact:

Noreen M. Griffin

Chief Executive Officer

ir@biostax.net